EXHIBIT 99.1

This material contains estimates and forward ‐ looking statements, as defined by the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “might,” “will,” “aim,” “estimate,” “continue,” “would,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates and forward ‐ looking statements . Our estimates and forward ‐ looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or might affect our businesses and operations . Although we believe that these estimates and forward ‐ looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to us. Our estimates and forward ‐ looking statements may be influenced by the following factors, among others: our expectations regarding our revenues, expenses, effective tax rates and other results of operations; our ability to obtain FDA approval of our product candidates; our anticipated capital expenditures and our estimates regarding our capital requirements; our liquidity and working capital requirements; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our product candidates and plans to promote them; anticipated trends and challenges in our business and in the markets in which we operate; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to find future acquisition opportunities on favorable terms or at all and to manage any acquisitions; our ability to compete in our industry and innovation by our competitors; our ability to stay abreast of new or modified laws and regulations that currently apply or become applicable to our business; estimates and estimate methodologies used in preparing our financial statements; and the future trading prices of our common stock and the impact of securities analysts’ reports on these prices. Estimates and forward ‐ looking statements involve risks and uncertainties and are not guarantees of future performance . As a result of known and unknown risks and uncertainties, including those described above, the estimates and forward ‐ looking statements discussed in this material might not occur and our future results and our performance might differ materially from those expressed in these forward ‐ looking statements due to, including, but not limited to, the factors mentioned above. Estimates and forward ‐ looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update or to review any estimate and/or forward ‐looking statement because of new information, future events or other factors.

Highlights A Phase III company focused exclusively on gastroenterology (GI): ie: anal disorders, a neglected area of drug development Our products address large markets where there are no FDA approved drugs in the US 3 Late stage products: Phase III – Hemorrhoids Phase III initiated – Anal fissures Phase IIb – Fecal incontinence Near term milestones with 2 important data read‐ outs expected in H1 2012 Multiple scenarios are possible for development and commercialization after H1 data readouts

Experienced Management Team Russell H. Ellison, MD, MSc: Chief Executive Officer and Chairman of the Board 30 yrs experience in pharmaceutical industry, most recently: EVP, Paramount Biosciences (2007-2010) VP Clinical Development, Fibrogen Inc (2005-2007) VP Medical Affairs and CMO, Sanofi-Synthelabo US (2002-2005) VP Medical Affairs and CMO, Roche US (1997-2002) Prior Board Chairman, Cormedix Inc Prior board member of Cougar Inc David J. Barrett, CPA: Chief Financial Officer CFO, NeuroHitech, a public pharma company with development stage and marketed products (2006-2009) CFO, Overture Asset Managers & Overture Financial services (hedge fund) (2003-2006) Manager Deloitte & Touche (1999-2003)

Experienced Development Team Monil Shah PharmD: VP Clinical Research Novartis, Amgen, Fibrogen, Celgene Celine Scholl CPM Novartis Merck,GSK Mohan Kabadi PhD: Head of Product Development & Manufacturing > 20 years; BMS, Novartis, Faulding, Roche John Dietrich PhD Preclinical Development (toxicology) > 30 years experience

VEN 309: Iferanserin Novel Treatment for Hemorrhoids

VEN 309: Iferanserin

Hemorrhoid Overview

- **Symptoms**
  - Bleeding, pain, itch, swelling & tenderness, difficult defecation
- **Market**
  - **~12.5 mm patients in US**
  - Highest prevalence >50 years of age
  - **No FDA approved products in U.S.** and current products are not reimbursed
  - **4 mm prescriptions written annually in the U.S.** for unapproved use in hemorrhoids
  - **22 mm OTC units sold annually in the U.S.**
  - No other known drugs in development in the U.S.
- **Causes**
  - Increased hydrostatic pressure = AV dilation, slower blood flow
  - **Serotonin activation of 5HT2a receptors**
  - Efferent vasoconstriction, platelet aggregation, further dilation and symptoms


Internal hemorrhoid
External hemorrhoid

©1996 Mayo Foundation for Medical Education and Research. All rights reserved.

7

ventrus BIOSCIENCES

VEN 309: Iferanserin Product Overview Topical rectal ointment: applied intra-anal BID (with applicator) Mechanism NCE – potent 5HT2a antagonist : Does not cross the blood brain barrier except at doses much higher than to be used therapeutically Selective for 5HT2a; 1/3 affinity for 5HT2c, very low affinity for 5HT2b (antagonist) and 1/1000 affinity for other 5HT receptors Low systemic exposure: < 10% bioavailability (rat) Indication Acute treatment of hemorrhoids Intellectual Property: Licensed from the inventor Patents issued in all major territories US COM patent expires 2015, Hatch-Waxman exclusivity 5 yrs (Rx to OTC switch) New concentration range patent just filed; 20 yrs exclusivity: prevents A/B rated generics Topical GI product with low bioavailability : generic substitution potentially difficult

VEN 309: Iferanserin Ready for Phase III Phase II completed -Excellent safety profile 7 clinical trials, 220 patients exposed to VEN 309 Side effects are local and minor; systemic side effects comparable to placebo No SAE’s, no deaths Development plan: chronic use drug FDA confirmed PH III status; agreement on primary endpoint 1500 patient safety database ; in 2 pivotal trials or 2 pivotals and 1 safety study (TBD) 104 wk 2 species carcinogenicity (no prior findings of concern) is critical path to NDA filing (2014) Clinical pharmacology program 2 pivotal trials (Phase III) to be done in series, not on critical path SPA agreement expected March/April 2011

VEN 309: Iferanserin 1st Pivotal Phase III Study: Proposed Design Start mid-2011, double blind data available Q1 2012 400 patients Double Blind; 0.5% iferanserin vs placebo ointment 60 sites (North America) 14 days treatment with follow up at 28 days All patients roll to active treatment after 28 days, with 12 month follow up to assess recurrence (open label) Inclusion criteria Symptomatic grade I to III internal hemorrhoids Bleeding from hemorrhoids 2 consecutive days prior to randomization, with pain or itching accompanying the bleeding for the 2 days Primary endpoint: time to cessation of bleeding for a minimum of 3 days Secondary endpoints: cessation of pain and itching for 3 days

VEN 309: Iferanserin Phase III Endpoints Confirmed in Phase IIb (German Study) 6 sites in Germany, conducted 2003/2004 121 patients randomized to iferanserin 0.5% (Phase III dose) BID vs placebo ointment Baseline and weekly visits for 2 week treatment; follow up at 45 days Endpoints Primary: bleeding scale Secondary: itching and pain scales Other: tenderness, fullness, throbbing, gas, difficulty in defecation and physician’s assessment Safety

VEN 309: Iferanserin German Phase IIb: Bleeding

VEN 309: Iferanserin German Phase IIb: Pain

VEN 309: Iferanserin German Phase IIb: Itching

VEN 309: Iferanserin Analysis of German Phase IIb for Phase III Endpoint* Success at FDA Agreed Primary Endpoint for the Pivotal Trial German Study n = 121 Median Time to Bleeding Cessation for 3 Days * Post hoc

VEN 309: Iferanserin Near Term Inflection Points Expect an SPA March/April 2011 1st patient in hemorrhoid trial in mid-2011 Potential publications of existing preclinical and clinical data Expect PTO action in mid-2011 on new IP Completion of enrollment of hemorrhoid trial in Q4 2011 Data from double blind phase of hemorrhoid trial in Q1 2012

VEN 307: Diltiazem Cream Novel Treatment for Anal Fissures

VEN 307: Diltiazem Cream Anal Fissures Overview Symptoms Causes Ischemic tear in the anus Increased internal anal sphincter SEVERE pain pressure and resultant decreased blood flow Market Usually with constipation ~4 million patients in US Fiber followed by surgery is standard of care No US approved products Compounded Diltiazem and some GTN are already used by specialists 50% of patients referred to specialist – Most common outcome is surgery because patients cannot stand the pain

VEN 307: Diltiazem Cream Product Overview Topical Diltiazem Cream: applied peri-anally TID Originally approved as Cardizem® (Marion Labs) for angina and high blood pressure Mechanism Calcium channel blocker -relaxes the internal anal sphincter , reducing pain and increases tissue blood flow Indication: pain associated with anal fissures Approval pathway: 505(b)(2) – only 2 pivotal trials required Intellectual Property Method of use filed, expires 2017 (+ 3yrs Hatch-Waxman) – not yet issued Multiple possibilities for BID formulations with 20 year IP: final selection Q3 2011 – Can develop one of these (2 pivotals starting 2012) or original (1 pivotal starting 2012)

VEN 307: Diltiazem Cream Phase III Initiated Numerous investigator initiated studies vs active comparator (GTN 0.2% to 0.5%) and fiber published with favorable results for pain NDA program for GTN (Cellegesic) had multiple failures: small trials, endpoint problem, and excess analgesic use in treatment arm due to headaches FDA pre-IND meeting conducted in August 2007 Confirmed Phase III multi-dose plan Achieved clarity on primary endpoint: reduction in pain Confirmed safety database Addressed weaknesses in GTN studies in our protocol Phase III trial recently initiated (November) with data in Q2 2012 Licensor (SLA) is conducting trial 465 patients in 30 sites in Europe Treated for 2 months: randomized double blind; fiber plus 2%, 4% VEN 307, and placebo Primary endpoint: reduction in pain on defecation using a validated scale

VEN 307: Diltiazem Cream Near Term Timelines Selection of new formulations with extended IP (Q3 2011) PTO action on existing patent filing (Q3/4 2011) Completion of enrollment of European Phase III (Dec 2011 / Jan 2012) Data from Phase III trial (Q2 2012)

Corporate Overview

Financial Summary IPO in December 2010 3.335 million shares at $6.00 per share Exchange: Nasdaq (“VTUS”) Capital Structure After IPO Cash and Short-term Investments $17.6 million Debt $2.7 mm Common Shares Outstanding 7.2 million (9.3 million fully diluted) Market Cap ~$45 million

Upcoming Milestones and News Flow Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 VEN309 SPA Granted Phase III Initiated German Phase IIB Trial Published PTO Action on New IP Phase III Enrollment Completed Phase III Data Announced Ongoing Open Label Recurrence Data VEN307 New Formulations Selected with Long IP Complete Phase III Enrollment PTO Action on Existing Patent Filing Phase III Data Announced

Multiple Future Scenarios Possible: Iferanaserin and Diltiazem Strategic options: after data readouts in H1 2012 In 2015, 5-6 major pharma companies with primary care and/or GI products and field forces Four with an OTC division 2-3 GI specialty companies Continued development of products by Ventrus: cost/time to approval* After 1st data readout Q1 2012, approx. $20 mm to develop iferanserin to approval; 2015 After 1st data readout Q2 2012, approx $15 mm to develop diltiazem cream to approval 2014 Commercialization by Ventrus: Iferanserin: no effective Rx competition: contracted primary care/GI field force (500-600) for 1-2 years plus DTC year 2 Diltiazem: compounded version already in use; market is GI surgeons = very low launch costs * excludes G&A

The Opportunity Key Takeaways: The Products: VEN 309 will be the first and ONLY FDA approved product for Hemorrhoids, with a market of >12.5 million patients VEN 307 will be the first and ONLY FDA approved product for anal fissures, with a market of >4 million patients VEN 309 and 307: validated Phase III endpoint that has already demonstrated efficacy in multiple Phase II trials Great safety profile – limited side effects from topical administration The Company: 2 high value data read-outs expected over next year Significant news flow and multiple milestones between now and data read-outs Multiple scenarios are possible for further development and commercialization of the products after the data readouts Experienced team with a history of success